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                                                                    EXHIBIT 23.4



November 27, 2000



                       CONSENT OF BERWIND FINANCIAL, L.P.



    We consent to the inclusion of our Fairness Opinion issued to Berkshire Bancorp, Inc. in this registration statement on Form S-4 and to the discussion of such Fairness Opinion in the prospectus forming a part thereof.



                                          Sincerely,



                                          /s/ BERWIND FINANCIAL, L.P.
                                          Berwind Financial, L.P.